SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 2, 1998



                            Zomax Optical Media, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-28426                                           41-1833089
(Commission File Number)                 (I.R.S. Employer Identification Number)


                                5353 Nathan Lane
                            Plymouth, Minnesota 55442
               (Address of Principal Executive Offices) (Zip Code)


                                  612-553-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On December 2, 1998, the Registrant issued a press release announcing the signing of definitive purchase agreements with Kao Corporation to acquire the business and certain assets of Kao Infosystems Company and the stock of Kao Infosystems Ireland, Ltd. The full text of the press release is set forth in
Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99. Press release dated December 2, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 3, 1998

                                ZOMAX OPTICAL MEDIA, INC.



                                By       /s/ James E. Flaherty
                                    James E. Flaherty, Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                            Commission File No.:
December 2, 1998                                                  0-28426



                            ZOMAX OPTICAL MEDIA, INC.



EXHIBIT NO.                ITEM

         99                Press Release dated December 2, 1998